Accel Entertainment 1 First Quarter 2021 Earnings Presentation May 2021

Important Information 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including, but not limited to, statements regarding our strategy, prospects, plans, objectives, future operations, future revenue and earnings, projected margins and expenses, markets for our services, potential acquisitions or strategic alliances, financial position, and liquidity and anticipated cash needs and availability. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: the existing and potential future adverse impact of the COVID-19 pandemic on Accel Entertainment, Inc.’s (the “Company” or “Accel”) business, operations and financial condition, including as a result the suspensions of all video gaming terminal operations by the Illinois Gaming Board between March 16, 2020 and June 30, 2020 and between November 19, 2020 and January 23, 2021, which suspensions could be reinstated; Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to manage its growth effectively; Accel’s ability to offer new and innovative products and services that fulfill the needs of licensed establishment partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain VGTs, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for VGTs and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission ("SEC"). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the sections entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this presentation or future quarterly reports, press releases or company statements will not be realized. In addition, the inclusion of any statement in this presentation does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors.” These and other factors could cause our results to differ materially from those expressed in this presentation. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us.

Important Information 3 Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Adjusted EBITDA is defined as net (loss) income plus amortization of route and customer acquisition costs and location contracts acquired; change in fair value of contingent earnout A-2 shares; stock-based compensation expense; other expenses, net; tax effect of adjustments; depreciation and amortization of property and equipment; emerging markets; interest expense; and provision for income taxes. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. See the slide entitled “Non-GAAP to GAAP Reconciliation” on page 11 for additional information. Restatement of prior period financial statements The restatement reflects adjustments to correct an error related to the accounting treatment of certain earn out arrangements and the public and private placement warrants (the “warrants”) issued in connection with the 2019 business combination with TPG Pace Holdings Corp., a special purpose acquisition company, that were previously presented as equity. Because the number of Class A-1 common stock (the “contingent earnout shares”) the holder is entitled to under the agreement are dependent, in part, upon the occurrence of a change of control, which is not an input to the fair value of a fixed for fixed contract on equity shares, the Company determined that the contingent earnout share obligation should be presented as a liability and marked to fair value each period, not equity-classified as previously presented. The Company also concluded that Class A-2 common stock issued in the transaction does not represent an increase in equity due to the fact that such shares are not entitled to dividends, voting rights, or a stake in the Company in the case of liquidation. The contingent earnout liability does not constitute indebtedness of the Company and will only be satisfied, if earned, by settlement in the Company’s Class A-1 common stock in a non-cash transaction. The existence of contingent earnout shares occurred as a result of the Company’s merger and reverse recapitalization occurring on November 20, 2019 and did not impact any reporting periods prior to the merger and reverse recapitalization transaction. The Company also corrected certain classification errors impacting amusement revenue, ATM fees and other revenue, and cost of revenue that were previously presented net instead of gross, and certain revenue share expenses that were previously presented in general and administrative instead of cost of revenue. There is no impact to net income (loss) as a result of these reclassifications. A provision in the Company's agreement for its public warrants related to certain tender or exchange offers precludes the warrants from being accounted for as components of equity as contemplated in ASC 815-40, and, as such, the warrants should be recorded as liabilities on the consolidated balance sheets. Likewise, the provisions of the private placement warrants can change based on who is the holder of the warrant. This is a settlement adjustment provision which is based on the identity of the holder, which is not an adjustment in a fixed-for-fixed contract. Therefore, these provisions preclude equity classification and the private placement warrants should be recorded as liabilities on the consolidated balance sheets. The warrants were measured at fair value at inception (on the date of the reverse recapitalization) and at each subsequent reporting date. Accordingly, the contingent earnout and Warrants are now reflected as a liability at fair value on the Company's consolidated balance sheets at December 31, 2020 and 2019, and the change in the fair value of such liabilities in each period are recognized as a gain or loss in the Company's consolidated statements of operations and comprehensive (loss) income.

4 Accel at a Glance High Quality Service Company in Gaming Vertical Contracted, Recurring Revenue Strong Track Record of Growth Disciplined Stewards of Capital As of March 31, 2021, Accel owns and operates 12,720 Video Gaming Terminals (“VGTs”) across 2,470 third-party licensed establishments in Illinois. Accel operates more VGTs than all 10 Illinois casinos combined $256 $353 $460 $658 $882 $1,125 $1,687 $1,946 2014 2015 2016 2017 2018 2019 2020 2021 YTD Average daily net video gaming revenue(1) ($ in thousands) 1. Calculated as Net Video Gaming Revenue in the period divided by the number of operational days. For the year ended December 31, 2020, there was 217 gaming days. For the quarter ended March 31, 2021, there was approximately 72 gaming days. 2. Voluntary contract renewal rate for the 3 years ending December 31, 2020. 3. Net Debt is Total Debt, less cash and $30mm of convertible notes. 8 Year Contracts Average Residual Contract Length: 6.7 Years 99% Contract Renewal Rate(2) Strong backlog of contracted locations waiting to go-live Balance Sheet Strength Conservative Net Leverage $157mm Net Debt(3) Recent gaming legislation provides significant embedded opportunity for additional growth

• Q1 2021 was the highest revenue and Adjusted EBITDA quarter in Accel’s history despite the partial shutdown in January 2021 • Q1 year-over-year net gaming revenue bridge ($mm): • March 2021 was the highest revenue month in Accel’s history • April 2021 average daily revenue exceeded March 2021 • 2021 guidance revised higher • Century Gaming acquisition expected to close in late 2021; Century is performing above our original expectation • COVID-19 Update: all Illinois regions currently operating with normal gaming hours; Indoor dining capacity still limited Recent Highlights 5 Q1 2020 $102 Existing Locations (same-store sales) 35 34% Acquisitions and New Locations (net of closures) 8 8% Gaming days adjustment (76 in Q1 2020 to 72 in Q1 2021) (5) -5% Q1 2021 $140 37%

6 Q1 2021 Results and 2021 Guidance 1. 2021 guidance includes the January 2021 shutdown, assumes no M&A, and includes minimal expenses for COVID-19 2. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation.” 3. Presented as cash spend $ in millions Q1 2020 (76 gaming days) Q1 2021 (~72 gaming days) % Change 2021 Revised Guidance(1) Locations 2,353 2,470 +5% 2,575 - 2,600 VGTs 11,164 12,720 +14% 13,375 – 13,525 Revenue $106 $147 +38% $650 - $705 Adj EBITDA(2) $15 $26 +74% $117 - $127 CapEx(3) $4 $2 -47% $20 - $25

Accel Quarterly KPIs

ACCELENTERTAINMENT.

End of Period Live Locations / VGTs (#)



VGTs
Locations
11,164
11,108
11,597
12,247
12,720
2,353
2,335
2,363
2,435
2,470
1Q20
2Q20
3Q20
4Q20
1Q21

Location Hold per Day[1] ($)



$572
$784
-
$596
$583
Q1
Q2
Q3
Q4
2020
2021

Revenue ($mm)



$106
$147
Open Jan 1 – Mar. 16
Open Jan 19 – Mar 31
-
$135
$74
Q1
Q2
Q3
Q4
2020
2021

Adjusted EBITDA[2] ($mm)



$15
$26
Open Jan 1 – Mar. 16
Open Jan 19 – Mar 31
($9)
$23
Open Oct 1 – Nov 19
$5
Q1
Q2
Q3
Q4
2020
2021

1. Hold-per-day (HPD) is calculated by dividing the difference between cash deposited in all VGTs at each licensed establishment and tickets issued to players at each licensed establishment by the number of locations in operation each day during the period being measured. Then divide the calculated amount by the number of operating days in such period. Hold per day for the three months ended March 31, 2020, December 31, 2020, and March 31, 2021 are computed based on 76, 50, and 72, respectively, eligible gaming days (excludes 15, 42, and 18, respectively, non-gaming days due to the IGB mandated COVID-19 shutdowns).
2. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation."

ACEL LISTED NYSE
ACCELENTERTAINMENT.
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8 Regulatory Update COVID-19 • On November 19th, all VGTs were shut-down • On January 16th, regions began to re-open – some had restricted gaming hours • By January 23rd, all regions were open – some had restricted gaming hours • By February 5th, all regions returned to normal gaming hours with limited indoor dining • As of May 10th, all regions still have limited capacity for indoor dining and bar seating Illinois: 6th VGT & Increased Bet Limit Software • IL Legislation allows for the addition of a 6th machine at each location, and up to 10 total machines at certain qualified truck stops • Accel has installed more than 1,200 6th machines and expects to install a total of 1,300 by June • IL Legislation increases the max bet from $2 to $4, and increases the max payout from $500 to $1,199 • Upgrades are near-complete Georgia Expansion • Georgia currently allows coin-operated skill-based games, primarily in convenience stores • On July 22nd, Accel acquired Tom’s Amusements Company, Inc., a Southeastern U.S. amusement operator and Master Licensee in the state of Georgia • GA Lottery analyzing results of single-load, Visa prepaid card as a redemption option pilot program Pennsylvania Legislation • On November 28th, Accel received its four-year Terminal Operator License in Pennsylvania • The PA Senate is expected to reintroduce legislation to expand video gaming to bars, taverns, veteran, fraternal, and other establishments in Pennsylvania during the current session Missouri Legislation • Senate Bill 98 and House Bills 915 and 1014 would allow gaming terminals and sports betting in certain areas of Missouri. Bars would be allowed to operate 5 VGTs per location, while truck-stops and fraternal organizations would be allowed 10 VGTs per location • On April 27th, Senate Bill 98 was debated on the Senate floor and defeated by a narrow margin

Historical Financial Summary

ACCELENTERTAINMENT.

$ in millions	Twelve Months Ended December 31, 2017	2018	2019 (As Restated)	2020 (As Restated)	Three Months Ended March 31, 2020 (As Restated)	2021	Q1 YoY Growth
# Locations	1,442	1,686	2,312	2,435	2,353	2,470	5%
# VGTs	6,439	7,649	10,499	12,247	11,164	12,720	14%
Net Video Gaming Revenue	240	322	411	301	102	140	38%
Other Revenue	8	13	18	16	5	7	35%
Gross Revenues	248	335	429	316	106	147	38%
% YoY Growth	43%	35%	28%	(26%)		38%	
less: Cost of Revenue[1]	(157)	(217)	(282)	(211)	(71)	(99)	40%
Gross Profit	91	118	147	105	36	48	35%
% Margin	37%	35%	34%	33%	34%	33%	
less: G&A Expenses	(45)	(54)	(69)	(77)	(22)	(24)	11%
EBITDA	46	63	77	28	14	24	72%
Adj. EBITDA[2]	47	64	80	34	15	26	74%
% Margin	19%	19%	19%	11%	14%	18%	
% YoY Growth		36%	25%	(57%)		74%	
less: D&A of Property & Equipment	(17)	(21)	(26)	(21)	(5)	(6)	
less: Amortization of Op Routes	(10)	(15)	(18)	(23)	(6)	(6)	
EBIT	20	28	33	(16)	3	12	
less: Other Expenses, net	(1)	(3)	(20)	(9)	(1)	(2)	
less: Interest Expense, net	(8)	(10)	(13)	(14)	(4)	(3)	
less: Income tax benefit (expense)	(2)	(4)	(5)	17	0	(2)	
less: Gain (loss) on change in fair value of contingent earnout shares[3]	--	--	(10)	8	17	(3)	
less: Gain (loss) on change in fair value of warrants[4]	--	--	(21)	13	33	--	
less: Loss on debt extinguishment	--	--	(1)	--	--	--	
Reported Net Income (Loss)	8	11	(37)	(0)	48	2	
Adjusted Net Income	17	23	23	6	5	11	

1. Cost of Revenue includes Illinois state gaming taxes, Scientific Gaming revenue sharing, Location revenue sharing, ATM and amusement commissions payable to locations, ATM and amusement fees, and licenses and permits for the operation of VGTs and other equipment
2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation."
3. Gain (loss) on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation.
4. Gain on change in fair value of warrants represents a non-cash fair value adjustment at each reporting period end related to the value of these warrants.

Note: Numbers may not total due to rounding

ACEL LISTED NYSE ACCELENTERTAINMENT.
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10 Accel Balance Sheet December 31, March 31, $ in millions 2020 2021 Assets (As Restated) Current Assets: Cash and cash equivalents $134 $173 Investment in convertible notes (current) – – Other current assets $18 $15 Total current assets $152 $188 Property and equipment, net $144 $144 Route and customer acquisition costs, net $15 $15 Location contracts acquired, net $168 $162 Goodwill $46 $46 Investment in convertible notes, less current portion $30 $31 Deferred income tax asset $4 $2 Other assets $2 $2 Total assets $560 $590 Liabilities and Stockholders' Equity Current liabilities: Short Term Debt and Current Maturities $18 $18 Accrued state and location gaming expense – $16 Other Current Liabilities $34 $22 Total current liabilities $52 $56 Long-term liabilities: Long-term debt $322 $342 Contingent earnout share liability $33 $36 Other liabilities $25 $24 Total liabilities $432 $458 Total stockholders' equity $128 $131 Total liabilities and stockholders' equity $560 $590 Note: Numbers may not total due to rounding

Non-GAAP to GAAP Reconciliation

ACCELENTERTAINMENT.

$ in millions Standalone Accel		Twelve Months Ended December 31,			Three Months Ended March 31,	
	2017	2018	2019 (As Restated)	2020 (As Restated)	2020 (As Restated)	2021
Reported Net Income (Loss)	8	11	(37)	(0)	48	2
(+) Amortization of Op Routes	10	15	18	23	6	6
(+) Stock Based Comp[1]	1	0	2	6	1	2
(+) (Gain) loss on change in fair value of contingent earnout shares[2]	–	–	10	(8)	(17)	3
(+) (Gain) loss on change in fair value of warrants[3]	–	–	21	(13)	(33)	–
(+) Other Expenses, net	1	3	20	9	1	2
(+) Tax effect of adjustments[5]	(3)	(6)	(11)	(10)	(0)	(3)
Adjusted Net Income	17	23	23	6	5	11
(+) D&A of Property & Equipment	17	21	26	21	5	6
(+) Interest Expense, net	8	10	13	14	4	3
(+) Emerging Markets[4]	–	–	–	1	–	1
(+) Income Tax (Benefit) Expense	5	10	17	(7)	0	5
(+) Loss on debt extinguishment	–	–	1	–	–	–
Adjusted EBITDA	47	64	80	34	15	26

$ in millions Standalone Accel		Three Months Ended				Three Months Ended			
	March 31, 2019	June 30, 2019	Sep. 30, 2019	Dec. 31, 2019 (As Restated)	March 31, 2020 (As Restated)	June 30, 2020 (As Restated)	Sep. 30, 2020 (As Restated)	Dec. 31, 2020 (As Restated)	March 31, 2021
Reported Net Income (Loss)	4	4	(2)	(43)	48	(47)	7	(9)	2
(+) Amortization of Op Routes	4	5	4	5	6	6	6	6	6
(+) Stock Based Comp[1]	0	0	0	2	1	1	2	1	2
(+) (Gain) loss on change in fair value of contingent earnout shares[2]	–	–	–	10	(17)	7	4	(2)	3
(+) (Gain) loss on change in fair value of warrants[3]	–	–	–	21	(33)	18	2	(0)	–
(+) Other Expenses, net	1	1	6	12	1	3	1	3	2
(+) D&A of Property & Equipment	6	6	7	8	5	5	5	6	6
(+) Interest Expense, net	3	3	3	3	4	2	3	4	3
(+) Emerging Markets[4]	–	–	–	–	–	–	0	0	1
(+) Income Tax (Benefit) Expense	2	2	(1)	2	(0)	(5)	(7)	(5)	2
(+) Loss on Debt Extinguishment	–	–	–	1	–	–	–	–	–
Adjusted EBITDA	20	21	18	21	15	(9)	23	5	26

1. Stock-based compensation consists of options, restricted stock units and warrants.
2. Loss (gain) on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation.
3. Gain on change in fair value of warrants represents a non-cash fair value adjustment at each reporting period end related to the value of these warrants.
4. Emerging markets consist of the results, on an adjusted EBITDA basis, for non-core jurisdictions where our operations are developing. Markets are no longer considered emerging when Accel has installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date Accel first installs or acquires gaming terminals in the jurisdiction, whichever occurs first.
5. Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations

Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information. Numbers may not total due to rounding

ACEL LISTED NYSE
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